UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2014 (May 7, 2014)

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On May 7, 2014, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended March 31, 2014.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:
Proposal 1 - Election of Directors
The following individuals, constituting all of the nominees named in the Company's Proxy Statement, were elected as directors to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Against	Abstain
Garland S. Tucker, III	15,335,339	402,882	166,146
E. Ashton Poole	15,008,238	728,423	167,708
Brent P.W. Burgess	15,008,588	728,086	167,690
Steven C. Lilly	14,487,249	1,247,744	169,372
W. McComb Dunwoody	15,468,035	269,803	166,528
Mark M. Gambill	15,376,139	356,941	171,288
Benjamin S. Goldstein	14,593,744	1,133,158	177,465
Simon B. Rich, Jr.	15,340,631	387,257	176,477
Sherwood H. Smith, Jr.	15,312,111	429,696	162,559
Proposal 2 - Approval to Sell Securities Below Net Asset Value
A proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire common stock during the next year at a price below the Company's then current net asset value per share was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
14,187,656	1,418,582	298,120

This proposal was also approved by the Company's non-affiliated stockholders by a vote of 12,551,591 shares for, 1,418,582 shares against and 298,120 shares abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company and a majority of outstanding securities not held by affiliated persons, as defined under the Investment Company Act of 1940, as amended.

Proposal 3 - Advisory Vote on Executive Compensation
The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
13,069,154	2,406,260	428,942

Item 7.01.	Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

The following exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 7, 2014 of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: May 7, 2014	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 7, 2014 of the Company